UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 26, 2007
Date of report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices)(Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.38(A)
EX-10.47
EX-10.49

Item 1.01.	Entry into a Material Definitive Agreement.
     On July 26, 2007, we entered into an amendment to our business loan and security agreement with Preferred Bank (the “Amended Loan Agreement”) and Fifth Amended and Restated Promissory Note - Variable Rate (the “Amended Note”) to increase our existing credit line to the lesser of $75,000,000 or our Borrowing Base (as defined in the Amended Loan Agreement). The total amount of borrowings permitted under the Amended Loan Agreement is subject to the following limitations: (a) $10,000,000 for the issuance of letters of credit; and (b) up to the lesser of (i) $65 million or (ii) our Borrowing Base for general working capital or other corporate purposes. The borrowings under the facility continue to bear interest at Preferred Bank’s prime rate plus 0.50% and mature on December 5, 2008. The foregoing description of the Amended Loan Agreement and Amended Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Loan Agreement and Amended Note, which are filed as Exhibit 10.38(a) and Exhibit 10.49, respectively, and are incorporated by reference into this Item 1.01.
     On July 26, 2007, we also amended our outstanding Promissory Note — Variable Rate to increase the principal amount from $2,000,000 to $4,000,000. This note bears interest at Preferred Bank’s prime rate plus 0.50% and matures on December 5, 2008. The foregoing description of the amended Promissory Note — Variable Rate does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Promissory Note — Variable Rate which is filed as Exhibit 10.47 and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Description
10.38(a)	Second Amendment to Amended and Restated Business Loan and Security Agreement, dated as of July 26, 2007, by and among Preferred Bank, the Registrant, Syntax Groups Corporation, and Syntax Corporation.

10.47	Amended Promissory Note — Variable Rate issued on July 26, 2007 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank.

10.49	Fifth Amended and Restated Promissory Note — Variable Rate issued on July 26, 2007 by the Registrant, Syntax Groups Corporation, and Syntax Corporation in favor of Preferred Bank.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: July 30 , 2007	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
10.38(a)	Second Amendment to Amended and Restated Business Loan and Security Agreement, dated as of July 26, 2007, by and among Preferred Bank, the Registrant, Syntax Groups Corporation, and Syntax Corporation.

10.47	Amended Promissory Note — Variable Rate issued on July 26, 2007 by Syntax Groups Corporation and Syntax Corporation in favor of Preferred Bank.

10.49	Fifth Amended and Restated Promissory Note — Variable Rate issued on July 26, 2007 by the Registrant, Syntax Groups Corporation, and Syntax Corporation in favor of Preferred Bank.

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